Exhibit 99.1

Welcome

WESCO International, Inc. John Engel President and Chief Executive Officer

Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2009 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such.

Agenda 12:00 p.m. Registration 1:00 p.m. WESCO Overview John Engel, President and Chief Executive Officer 1:30 p.m. Financial Results and Expectations Richard Heyse, Vice President and Chief Financial Officer 2:00 p.m. Profitable Growth Agenda Steve Van Oss, Senior Vice President and Chief Operating Officer 2:30 p.m. Break 2:45 p.m. Global Accounts and Integrated Supply Kevin Kerby, Vice President, Global Accounts and Marketing 3:15 p.m. Government Ben Albu, Manager, Business Development 3:45 p.m. Data Communications and Security David Bemoras, Vice President and General Manager 4:15 p.m. Closing Remarks and Q&A John Engel, President and Chief Executive Officer 5:00 p.m. Cocktail Reception 6:15 p.m. Dinner

WESCO Profile Fortune 500 electrical and industrial distribution and supply chain services company headquartered in Pittsburgh, PA Over 6,200 employees including 2,300 sales personnel 380 locations A leading provider of: Global account programs Integrated supply services OEM direct materials and services Electric utility alliance programs Industry-leading cost structure International operations and global sourcing capabilities ....an industry leader Global Leader of Supply Chain Solutions that consistently delivers Superior Customer Value and Shareholder Returns ----------------- Known for the best customer service and the best people! Providing customers the products and supply chain services they need for MRO OEM Capital Projects Customer Value Proposition Vision

WESCO Evolution ....to diversified global supply chain solutions provider Captive Distribution Arm of Westinghouse 1922-1994 Recession 2001-2003 Recovery and Growth 2004-2008 Growth Returns 2010-Future Growth Strategy Deployed 1994-2001 $6.0B $4.6B $1.5B $3.7B $3.3B 1st Half $2.4B Severe Recession 2008-2009 From captive electrical distributor... 1994 Pre-LBO 2001 2003 2007 2009 2010 1st Half EBIT <0 2.6% 2.6% 6.6% 3.9% 3.7% Sales Growth & Profitability

# WESCO Portfolio

## *Portfolio expanded and strengthened over last 15 years…*

### 1994 (175 Branches)

Captive Distributor
(1922-1994)

**175** branches in
U.S. and Canada
*with*
over **80%**
non-residential construction
market exposure
*and*
limited supply relationships
other than Westinghouse

### 2009 (380 Branches)

**Markets & Customers**

**Industrial**
- Global Accounts
- OEM including Manufactured Structures
- Integrated Supply

**Construction**
- Non-Residential
- Residential



40%
17%
7%
36%

**Utility**
- Investor Owned
- Public Power
- Utility Contractors

**CIG**
- Government
- Education
- Healthcare

**Products & Services**

Wire, Cable & Conduit

General Supplies



18%
14%
13%
11%
9%
35%

Data Communications

Distribution Equipment

Lighting & Controls

Controls & Motors

## *…by diversifying markets, customer base, product lines, and suppliers*

7 WESCO Confidential—Do not copy or distribute without express permission from WESCO.

081010

Market Opportunity ....large, fragmented market with trends favorable to WESCO Large, Fragmented Market Value of Distribution Procurement Warehousing Logistics Management Increased scale Global sourcing Outsourcing Enhanced interdependence Financial strength and liquidity Sales Marketing Delivery Service Market Trends Benefit WESCO SUPPLIERS CUSTOMERS Thousands of electrical and industrial product manufacturers Over 10,000 electrical and industrial distributors Top five distributors have an estimated 25% share of electrical distribution industry in U.S. Over 75% of electrical products get to market through distribution Continuing industry consolidation $500B+ Source: Modern Distribution Management, June 2010

WESCO Growth Strategy Deliver profitable growth in core markets Drive, deliver and sustain operational excellence through LEAN and One WESCO Expand Enrich M&A Agenda 6 Service Excellence 9 Sourcing and Pricing Effectiveness 8 Talent Management 10 Markets & Customers Geographies Products & Suppliers Core Marketing and Sales Effectiveness 7 I II III ....three core strategies supported by ten tactics New Markets 5 Geographies 1 Customers 2 Products and Services 4 Focus Markets 3

Growth Agenda Expand Geographies 1 Customers 2 Focus Markets 3 I Enrich New Markets 5 Products & Services 4 II Drive M&A Agenda 6 III ....take share in core markets while expanding through acquisitions EPCs & Contractors Global Accounts & Integrated Supply Government Healthcare & Education International Utility Data Communications & Security Priorities: Eight Growth Engines Lighting & Sustainability

Priorities: Six Key Initiatives Priorities: Six Key Initiatives Priorities: Six Key Initiatives Marketing Leadership Demand creation programs Brand management Dedicated specialists Sales Management LEAN Initiative for Sales Sales, territory and account management Solution selling and sales training Sourcing Effectiveness Category management Volume leveraging Inventory optimization Pricing Effectiveness Price increase processes Special pricing management Rebate management Service Excellence Voice of Customer KPI deployment and goal setting e-Business Talent Management Talent Management process and programs WESCO University Performance culture Drive Margin and Productivity Agenda III ....LEAN is our foundation for operational excellence Marketing and Sales Effectiveness Sourcing and Pricing Effectiveness Service Excellence Talent Management 7 8 9 10

WESCO's LEAN Journey ....continuous improvement culture founded on LEAN LEAN Overview Customer Focus LEAN: The process of continuously eliminating waste across the business and value chain Solution Categories Supplier Customer WESCO LEAN deployed across the value stream... ....positively impacting the entire business enterprise Sales | Operations | Business Processes 2003 launch Initial focus on sales and warehousing Centralized LEAN team 3,500+ Kaizen events Enterprise-wide application and results Leader in applying LEAN to supply chain A competitive differentiator

The "One WESCO" Mantra Value Proposition for... Customers: emphasizes the full range of products, services, and solutions Suppliers: emphasizes the market share gains to be made by supporting the Power of WESCO initiatives Employees: emphasizes the rationale for and benefits of working as one team with all efforts integrated and focused on the customer ....integrating our multi-company heritage into one operating company

WESCO Financial Objectives Grow faster than the market plus acquisitions Maintain industry-leading cost structure Expand operating profit and margins Provide superior return on invested capital Generate strong operating cash flow through the cycle ....focused on shareholder value creation Targeting 20-25% annual net income growth First 15 Years Next 5+ Years TODAY TOMORROW Market-Focused Branches One WESCO National Accounts Global Accounts LEAN and Integrated Supply Complete Supply Chain North American Centric Global Financial Objectives Opportunity exists for significant value creation From $1.5B breakeven business with 80% non- residential construction exposure at LBO... to Fortune 500 company with market leadership positions, a balanced portfolio of businesses, and an operational excellence culture

Financial Results and Expectations Richard Heyse Vice President and Chief Financial Officer

Shareholder Value Creation Total Shareholder Return (CAGR 2003 to July 2010) Consistent and Sustainable Long-Term Shareholder Returns 30% 20% 10% 0 WESCO Anixter Fastenal Grainger Russell 2000 S&P 500 23.7% 10.8% 12.2% 15.9% 2.4% -0.1% -10

Performance Since Last Downturn Operating Profit Net Sales Free Cash Flow Per Share EPS Diluted $7.0 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 0 $ Billions $ Millions $- 0 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 EPS Diluted $- 0 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2003 2004 2005 2006 2007 2008 2009 $- 0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2003 2004 2005 2006 2007 2008 2009 $- 2003 2004 2005 2006 2007 2008 2009 2003 2004 2005 2006 2007 2008 2009 13% CAGR 114% of Average Net Income 25% CAGR 6% CAGR Free Cash Flow Per Share

2003 2004 2005 2006 2007 2008 2009 June 2010 6 3.7 3.5 2.9 3.1 3.1 4.2 3.7 Improving Capital Structure Over $575 million of free cash flow generated ($13.30+/share) over last 10 quarters. Primary use was debt reduction. Current liquidity in excess of $550M Good access to capital markets, staggered maturities on debt instruments Leverage ratio reduced and expected to be in target range of 2.0x to 3.5x by year end ....supports strategy and future growth Strong Capital Structure Total Debt to LTM EBITDA M&A Capacity of $1.5B+ of Acquired Sales

Cash Flow Management ....will maintain discipline while funding growth First Use Support organic growth at greater than market rates Second Use Fund accretive acquisitions to supplement organic growth Third Use Reduce financial leverage Fourth Use If Debt to EBITDA ratio is sustained below 2.0, return capital to shareholders + +

Productivity Gains and Operating Leverage ....driven by industry-leading cost structure and LEAN Last Expansion Cycle (2003-2006) Current Recession/Recovery Cycle (2008 - June 2010)

2010 First Half Results 1st Half Sales -3% in Q1 versus prior year +9% in Q2 versus prior year Operating Margin 3.3% in Q1 4.1% in Q2 EPS $0.44 in Q1 $0.60 in Q2 Stock Price Up 25% ....demonstrate strong operating leverage July sales per workday up 11% versus prior year

LEAN, IT, and One WESCO Initiatives LEAN principles applied across the business Sales, operations, and administration Focus on eliminating waste and transfer of best practices IT capabilities provide a competitive advantage Numerous IT system enhancements are underway Customer Relationship Management tools Program management tools Oracle Financials Over 100 functional enhancements Focus on leveraging existing back office and sales resources to record productivity levels One WESCO Increasing collaboration across all groups and functions Leveraging competency centers across WESCO ....are key enablers of margin expansion and profitable growth

# End Market Key Indicators

| KEY | |
|---|---|
| | Improving |
| | Flat |
| | Declining |

| End Market | 2009 | End Market Composition | Key Market Drivers / Indicators | Current Momentum | WESCO Competitive Differentiators |
|---|---|---|---|---|---|
| Industrial | 40% | • Global Accounts<br>• OEM<br>• Integrated Supply<br>• General Industry | ▪ Industrial Production | | ▪ Blue Chip Customers<br>▪ Global Accounts<br>▪ Integrated Supply<br>▪ OEM Direct Material<br>▪ Product Breadth<br>▪ Project Management<br>▪ Global Capabilities<br>▪ 380 Branch Footprint<br>▪ Low Cost Structure<br>▪ Integrated IT Platform<br>▪ LEAN Initiatives<br>▪ Financial Strength |
| | | | ▪ Manufacturing Employment | | |
| | | | ▪ ISM Purchasing Managers' Index | | |
| | | | ▪ Capacity Utilization | | |
| Construction | 36% | • Non-Residential<br>• Data Communications<br>• Manufactured Structures<br>• Residential | ▪ Architecture Billings Index | | |
| | | | ▪ Renovations and retrofits | | |
| | | | ▪ Construction starts and square footage | | |
| | | | ▪ McGraw Hill / Reed / US Census | | |
| Utility | 17% | • Investor Owned Utilities<br>• Public Power<br>• Utility Contractors | ▪ T&D grid maintenance | | |
| | | | ▪ Generation MRO, upgrades, expansions | | |
| | | | ▪ T&D line extension | | |
| | | | ▪ New starts / installed meters | | |
| CIG | 7% | • Government<br>• Education<br>• Healthcare | ▪ Government and healthcare spending | | |
| | | | ▪ Projects and macro spend | | |

***…are expected to turn green by 2012***

23 *WESCO Confidential—Do not copy or distribute without express permission from WESCO.*

081010

2010 2nd Half Expectations ....as economic recovery continues in 2nd half 2nd Half Expectations Sales Up 10+% in Q3 and Q4 versus prior year Gross Margins Above 1st half of 19.5% SG&A Seasonally stable Operating Margins Above 2nd quarter of 4.1% Tax Rate Maintained within 28 to 30% Expect further financial gains...

2011 Outlook Assumptions End market demand remains solid with exception of non-residential construction Industrial growth continues U.S. non-residential contractor demand projected to begin recovery phase by 2012 Utility expected to enter recovery phase Stimulus projects should provide continued growth opportunities Expect M&A to supplement organic sales growth ....as economic recovery cycle continues in 2011 Expect improvements in demand over 2010...

2013 Expectations and Assumptions Return to 2008 sales levels by 2013 based on the following assumptions GDP driven demand of 2-3% per year Cyclical recovery demand growth of 2-3% per year Growth initiatives of 1-2% per year M&A of 2-3% per year Operating margin expansion of 50 to 70 basis points per year Gross margin expansion Operating cost leverage Tax Rate: 30% or less

2013 Expectations and Assumptions 2009 Actual 2013 Expectation Sales $4.6B $6.2B+ Operating Margin 3.1% 6%+ Net Income $106M $200M+ EPS - Diluted $2.46 $4.00+* ROIC % 8.1% 15%+ Leverage Ratio 4.2 2.0 to 3.5 *Utilizes diluted share count of 50 million Targeting 20-25% Annual Net Income Growth

Profitable Growth Agenda Steve Van Oss Senior Vice President and Chief Operating Officer

Growth Agenda Expand Geographies 1 Customers 2 Focus Markets 3 I Enrich New Markets 5 Products & Services 4 II Drive M&A Agenda 6 III ....take share in core markets while expanding through acquisitions EPCs & Contractors Global Accounts & Integrated Supply Government Healthcare & Education International Utility Data Communications & Security Priorities: Eight Growth Engines Lighting & Sustainability

Growth Engines - Market Trends 2010 End Markets WESCO vs. End Markets 2010 End Markets WESCO vs. End Markets EPCs & Contractors Government Healthcare & Education International Utility Data Communications & Security Global Accounts & Integrated Supply Lighting & Sustainability

Growth Engines - Priorities Priorities Current State Opportunity Data Communications & Security Fortune 1000 focus Sell all WESCO products and services Capture new customers and expand with current customers Maintain customer renewal rate Leverage WESCO Global Accounts position and geographic footprint Data centers (data plus electrical products) Targeted marketing initiatives (secure networking, low voltage security products, etc.) Undisputed leader Serve majority of Fortune 500 customers $2.0B+ opportunity pipeline Encompasses over 1/3 of WESCO's sales Over $10B market opportunity Growing backlog Expanding locations Favorable trends in data centers, security, and mobility $0.7B sales run rate Expand account base globally Double-digit annual sales growth rate Solution provider of choice 10-20% compounded annual growth rate Global Accounts & Integrated Supply

Growth Engines - Priorities Priorities Current State Opportunity One team of WESCO government resources Expand government sales resources Dedicated stimulus team in place Expand scope of supply and value proposition to Investor Owned Utilities Grow share in Public Power Grow high voltage business serving transmission, substation and alternative energy markets $16B addressable market $0.4B opportunity pipeline Adding resources Effectively serving public power, investor-owned utilities, and alternative energy markets Comprehensive and coordinated WESCO solutions for government customers 15-25% compounded annual growth rate Undisputed leader Return to growth Government Utility

Growth Engines - Priorities Priorities Current State Opportunity Sell electrical plus data communications Apply Global Accounts model to contractors Enhanced construction project management services Implement LEAN across construction life cycle Use LEAN Value Creation toolset as a differentiator Target major metropolitan markets with a density of healthcare institutions Expand agreements with Group Purchasing Organizations (GPOs) and Integrated Delivery Networks Growing backlog Global account focus Challenged end markets $1.8B sales run rate Sales force effectiveness Project focus GPO penetration Deeper penetration with EPCs and Contractors Continuous above market growth Expand served customer base and MRO focus 20-30% compounded annual growth rate EPCs & Contractors Healthcare & Education

Growth Engines - Priorities Priorities Current State Opportunity Invest and take share Dedicated region resources coupled with focused sets of lighting branches Marketing and sales initiatives focused on lighting and sustainability solutions Continue migration from National to Global Accounts Invest and take share in Canada Broaden geographic reach in Mexico Expand global footprint in conjunction with customer opportunities $18B addressable market Take advantage of Stimulus opportunities $0.5B sales run rate Record backlog Investment in inventory, facilities, and personnel Expand with customers globally Lighting solutions provider of choice Continuous above market growth Support our key customers globally 15-25% compounded annual growth rate outside of North America International Lighting & Sustainability

Sales Capacity Expansion 2,300 inside and outside sales personnel Highly productive sales force Capacity expansion for continuous double-digit organic growth: GDP 2-3% Productivity 2-3% Personnel additions 4%+ 900,000 800,000 700,000 600,000 500,000 400,000 300,000 2001-2003 Average 2008-2009 Average Average Average WESCO WESCO Upper Quartile Upper Quartile Productivity ....will drive profitable growth Sales Capacity Sales Per Employee

Priorities: Six Key Initiatives Priorities: Six Key Initiatives Priorities: Six Key Initiatives Marketing Leadership Demand creation programs Brand management Dedicated specialists Sales Management LEAN Initiative for Sales Sales, territory and account management Solution selling and sales training Sourcing Effectiveness Category management Volume leveraging Inventory optimization Pricing Effectiveness Price increase processes Special pricing management Rebate management Service Excellence Voice of Customer KPI deployment and goal setting e-Business Talent Management Talent Management process and programs WESCO University Performance culture Drive Margin and Productivity Agenda III ....LEAN is our foundation for operational excellence Marketing and Sales Effectiveness Sourcing and Pricing Effectiveness Service Excellence Talent Management 7 8 9 10

Marketing and LEAN Programs Marketing ... Demand Creation LEAN for Sales ... Sales Execution Perpetual Sales Development Joint Calls Supplier Sales Planning System Pipeline Management Solution Selling Daily Rally for Sales Daily Branch Team Meeting New Business Opportunities Quotation Status Review Sales Success Stories LEAN Sales Order Management (SOM) Systems & Application Training WESNET Enhancements Cycle Time Reduction Error Reduction Customer Sales Kaizen Events Supplier Involvement Recovery & Retention Prospecting Cost Walks (Value Add) Sales Management Control Sales Effectiveness Training Territory Management Sales Call Management Sales Recruiting & Development

Voice of the Customer Understanding of customer needs and business priorities Suite of value-add solutions Deploy to address customer needs Search for Savings Event Hands-on, intensive "process walk" to pinpoint improvement opportunities Customize LEAN Solutions Kaizen Application of LEAN to provide customized solutions LEAN Value Creation Differentiating value to our customers Collaborative effort Results-driven Competitive advantage Over 40 LEAN Value Creation Solutions (LVC) 1 2 3 4 Over 500 customer engagements resulting in cost and productivity savings

Sourcing and Pricing Initiatives Sourcing Pricing PRIORITIES Customer-specific price negotiations Category management Volume leveraging Inventory optimization Increase utilization of preferred suppliers PRIORITIES Price increase management Customer rebate management INITIATIVES Expanded use of special pricing allowances Regional procurement coordination Supplier rationalization Supplier rebate expansion Excess and obsolete inventory protection INITIATIVES Customer class price points List/discount vs. cost plus price models Price increase pass through Enhanced freight recovery Inside sales incentive program Customer cash discounts and rebates ....focused on gross margin expansion 100+ bpts opportunity 100+ bpts opportunity

$500B+ WESCO's Acquisition Strategy ....adds capabilities, revenues, and profits Current Acquisition Environment Highly fragmented industry Many profitable niches Primarily privately owned Generational change We are building on our track record of 33 acquisitions which added $2.5B in acquired revenues from 1995 through 2010 Growth Framework Acquisition strategy is focused on: Expanding product and service portfolio Targeting core and new markets Strengthening geographic position (North America and Rest of World) Markets & Customers Geographies Products & Suppliers Core PRIMARY TARGETS Acquisition Targets Source: Modern Distribution Management, June 2010 M&A capacity of $1.5B+ of acquired sales

Global Accounts and Integrated Supply Kevin Kerby Vice President, Global Accounts and Marketing

Global Accounts and Integrated Supply Fortune 1000 focus Sell all WESCO products and services Capture new customers and expand with current customers Maintain customer renewal rate Global Accounts & Integrated Supply Providing Solutions for Sophisticated Customers Extensive products and services Broad geographic coverage Deep penetration into customer processes Difficult to disintermediate Customer Needs Market Opportunities Indirect Material (MRO) - manage complex supply chain and drive strategic programs in plants Direct Material (OEM) - global sourcing and procurement, inventory management and kitting assistance Capital Expenditures - project management and engineering expertise Industrial and Electrical MRO Global Capital Projects Direct Material (OEM) + + ....WESCO - a complete supply chain solutions provider Selling One WESCO

Opportunity Pipeline Target Identification Discovery Meetings Proposals Negotiations WESCO Wins Current Customers (Expansion) New Customers (Prospects) Target Identification Discovery Meetings Proposals Negotiations $700M+ $570M+ $530M+ $200M+ 1 2 3 4 Total $2.0B+ 4-Stage Process ....record pipeline in excess of $2.0B

Significant Growth Potential Petrochemical Government OEM materials Contractors Utilities Metals and Mining Food Processing Aerospace and Defense Pulp and Paper Healthcare and Education Electrical and Electronics Integrators and e-Commerce Commercial and Retail Transportation Key Verticals Business Development Life Cycle ....to increase customer share and add new customers Demand and Lead Generation Solution Selling Pipeline Management Account Management Real Time Selling, Service, and Support (Branch Network) + + + + Targeting Key Verticals

Customer Engagement Extending our lead through... Target Audience Mission Centralized lead generation and qualification CPO, CIO New customer acquisition Global account managers with vertical market and customer account focus CPO, CFO, CIO, VP Operations Existing customer penetration and C-level relationships Geographic implementation teams Plant Manager Plant Engineer Sustainability Manager Driving plant-level sales and LEAN initiatives Branch sales, service, and support personnel Plant Engineer Maintenance Engineer Local sales, service, and technical support ....working all organizational levels and key customer decision makers

Market Trends & Drivers Industrial and Electrical MRO Direct Materials (OEM) Capital Projects #1 provider of MRO Outsourcing Product line expansion Expanding global footprint WESCO OEM centers of excellence Industry leading Lean Value Creation team Expanding global footprint Dedicated WESCO EPC Sales team Customers looking to leverage MRO blankets in project procurement WESCO proprietary material and project management technology WESCO Position WESCO Position WESCO Position Trends Trends Trends Increasing focus on supply chain core competencies Supply base and product rationalization Global MRO partners Seeking partners to focus on strategic direct material parts and assemblies Optimize inventory, cash flow, and supply chain personnel Improve supply chain integrity Increasing influence of EPCs Desire for material management technology to drive reduction in total cost of ownership Global providers ....WESCO is well positioned to take advantage of market trends

Petrochemical Company: Going Global Success Stories - Industrial Diversified Manufacturer: Addressing All Spend Comprehensive electrical MRO coverage Broad geographic footprint (North America, Australia, Asia, Africa) Participating in large capital projects leveraging WESCO project technology while partnering with a major EPC Direct material (OEM) solutions provider including: Global sourcing and procurement LEAN consulting Kitting and inventory optimization Strategic supplier of industrial MRO outsourcing including onsite personnel

Fortune 50: Strategic Outsourcing Solution 17-year customer - providing global supply chain outsourcing (North America, Asia, Europe) WESCO personnel on site at plants Industrial MRO spend processed utilizing WESCO technology platform Best in class supply chain processes drive year over year cost savings, product rationalization, and supplier consolidation Success Stories - Integrated Supply

Global Accounts and Integrated Supply Summary WESCO is the leader in developing and deploying global supply chain solutions for indirect material, direct material, and capital spend projects Customers are increasingly seeking partners to help them improve performance in their non-core supply chain capabilities We have developed highly scalable sales processes and technologies We are investing in our sales and sales support team in North America and in key global markets Growth opportunity is consistent double-digit sales growth

Government Ben Albu Manager, Business Development

Providing federal, state and local government customers with the entire suite of WESCO products and services Data communications Electrical products Maintenance, repair and operating supplies Security Utility products Electronic and electromechanical Government and Stimulus Attractive Market Comprehensive WESCO Offering Financial Results One team of WESCO government resources Expand government sales resources Dedicated stimulus team in place Government ....WESCO - an expanding position in a large market WESCO Government Opportunities Day-to-Day Transactions Major Projects Government Contracts + + $16B+ Addressable Market 20% 31% 30% Q4 2009 Q1 2010 Q2 2010 Government Sales Growth versus prior year $400M WESCO position

Government Trends Favor WESCO WESCO's Position Government Market Trends Recovery Act projects are ramping up (building renovations, lighting retrofits, and new construction) Increased energy efficiency, renewable, and alternative energy programs, incentives, and mandates Launched the WESCO Stimulus program in early 2009 Stimulus project pipeline now in excess of $250M Enhanced marketing efforts focused on sustainability Enhanced network and physical security requirements Information technology spending is forecasted to grow 6% CAGR over next 5+ years Offering our exclusive Secure(it) solution, which provides DoD and intelligence community customers with a bundled solution to reduce the cost and complexity of secure network deployments Government market is expected to grow Integrated WESCO government sales organization focused on demand creation

Government Priorities and Initiatives Business development Marketing and WESCO government brand Sales capability and capacity Target programs (stimulus and BRAC) One WESCO Government Team Five Key Initiatives Execution Plan ....opportunity to deliver consistent double-digit sales growth Lead Generation Account and Project Management Pipeline Management Solution Selling Service and Support (Branch Network) + + + + Investing in our government capability and capacity...

# Five Key Government Initiatives

## 1 Business Development

### Priorities

- Centralized lead qualification team
- Contractor partnerships

### Results

- Over 2000 qualified government sales leads per year
- Contributing ~$250M+ to the sales pipeline

## 2 Marketing and Brand

### Priorities

- WESCO brand development
- Government strategic marketing programs
- Demand creation

### Results

- Integrated Government marketing teams
- Clearly defined value propositions
- Solution selling kits

## 3 Sales Capacity and Capability

### Priorities

- Engage customers at an early stage
- Solution selling
- Territory management
- Sales pipeline management

### Results

- $390M active sales pipeline
- Delivering 30%+ sales growth in 2010
- Deployed more than 90 government sales representatives

## 4 Key Programs

### Priorities

- Capture Recovery Act opportunities
- Engage BRAC opportunities

### Results

- Dedicated WESCO Stimulus team has delivered $80M+ in bookings
- $250M Stimulus project pipeline
- WESCO's Stimulus Clearinghouse contains 90,000 opportunities

## 5 Government Team

### Priorities

- Expand the WESCO Government team
- Extend best practices and Government market knowledge across WESCO

### Results

- Consolidated Government activities under a single leader
- Dedicated government business development, sales, marketing, contracts and compliance personnel

54
*WESCO Confidential—Do not copy or distribute without express permission from WESCO.*
061010

Success Stories - Advanced IT Application Project Details WESCO providing electrical and data communications solutions WESCO customer awarded task order to provide engineering, procurement, installation, cutover, and testing services in support of the Command, Control, Communications, Computers and Intelligence/Information Technology (C4I/IT) systems in the new HQ facilities Location: Fort Bragg, NC An artist's rendition of the U.S. Army Forces Command/U.S. Army Reserve Command Headquarters Complex under construction at Fort Bragg, N.C. U.S. Army Forces Command HQ (FORSCOM) BRAC ....demonstrates the breadth and depth of WESCO's capabilities WESCO International, Inc., is not endorsed or affiliated with the Federal agencies referenced herein. The Federal agency logos contained herein are provided for reference purposes only.

Success Stories - Renewable Energy Project Details WESCO providing entire solar product offering: Solar Modules Inverters PV Fuses Software Disconnects and Metering PV Cable PV Connectors Anchors Enclosures Conduit Grounding Location: Monterrey, CA 600 multi-family unit PV solar installation Stimulus-funded U.S. HUD Monterrey Solar Installation WESCO International, Inc., is not endorsed or affiliated with the Federal agencies referenced herein. The Federal agency logos contained herein are provided for reference purposes only. ....demonstrates the effectiveness of WESCO's stimulus program

Success Story - Stimulus Lighting Retrofits Project Details Amtrak was allocated $1.3B in ARRA capital funds $850M for infrastructure modernization WESCO has teamed with strategic suppliers to provide lighting and electrical solutions to Amtrak contractors across the U.S. Aligned around Amtrak's continuing corporate objectives "Safer, Greener, and Healthier" Enhanced platform safety and security Improved energy efficiency Multiple locations across U.S. Amtrak platform and train Stimulus funded - Amtrak lighting retrofits WESCO International, Inc., is not endorsed or affiliated with the Federal agencies referenced herein. The Federal agency logos contained herein are provided for reference purposes only. ....demonstrates the effectiveness of WESCO's stimulus program

Success Stories - Global Logistics Solution Project Details Communication packages to support the infrastructure expansion of installations located in Afghanistan WESCO is providing secure networking equipment, inside and outside plant infrastructure, and communication hardware WESCO services include project integration, kitting, containerization and logistics coordination to Bagram and Kandahar Air Fields in Afghanistan WESCO supports the global deployment of U.S. Forces WESCO International, Inc., is not endorsed or affiliated with the Federal agencies referenced herein. The Federal agency logos contained herein are provided for reference purposes only. ....demonstrates the breadth and depth of WESCO's capabilities

Government and Stimulus Summary Bringing the complete WESCO solution to government customers Differentiated via demand creation Using business development team as a sustainable competitive advantage Operating as One WESCO integrated team Continuing to invest in talent, capabilities, and partnerships Growth opportunity of 15-25% annual sales growth

Data Communications and Security David Bemoras Vice President and General Manager WESCO INVESTOR DAY | TUESDAY, AUGUST 10, 2010

Over $10B market opportunity End markets served (direct to user or through contractor channel) Corporate end users Institutions Healthcare Service providers Government (local, state, and federal) Residential Utilities Data Communications and Security Attractive Market Data Communications & Security Leverage WESCO Global Accounts position and geographic footprint Data centers (data plus electrical products) Targeted marketing initiatives (secure networking, low voltage security products, etc.) WESCO Offering "One-Stop" Shop WESCO is a single destination for a wide variety of data communications, security, and electrical products Customer Value Proposition A wide range of customer applications are supported Voice & Data Communications Security (Surveillance and Access Control) Life Safety Building Automation In-Building Wireless (Cellular & LAN) Audio and Video Mass Notification Smart Grid Broadband Connectivity

Market Trends Favor WESCO Data center capacity Increased Security Mobility and Accessibility Secure Networks Globalization Connected Real Estate Technology & Security demands will continue to stimulate investment across all market segments Our digital world is rapidly accelerating... Key IT Market Trends WESCO Position Supplier advocacy and support Management expertise Capitalization Geographic reach Marketing resources Limited competitive landscape

Market Trends and Drivers Bandwidth, power, cooling and space demands at all- time high Mobility, cloud computing and virtualization Reduce power and increase efficiency Camera coverage in metro areas is at an all-time high and growing Campus security concerns Customer demand for bundled IP security systems 24/7/365 connectivity driving bandwidth demand Cloud computing and virtualization Demand for Borderless Experience Creation of dedicated Data Center Sales team Formation of Data Center Services offering centered around power reduction Expansion of dedicated overlay Security Sales team Introduction of industry-first online bundled IP security platform Rollout of Distributed Antenna Systems (DAS) sales and marketing strategy Evaluation, procurement and sale of corporate-grade wireless networks 1. Data Center Capacity 2. Increased Security 3. Mobility and Accessibility WESCO Actions WESCO Actions WESCO Actions

Market Trends and Drivers American Recovery and Reinvestment Act (ARRA) is the tip of the iceberg Base Realignment and Relocation Secure networks and government controlled data centers Fortune 1000 trying to consolidate total spend as economy recovers Customers looking for single partner to manage complex international data center rollouts Converged infrastructure is now a reality and being driven by bandwidth demands Enterprise customers see this as a long-term cost cutting measure Expansion of Government Sales team Aligning with government contractors and industry- leading suppliers via Secure(it) program Continued investment and expansion of Global Accounts team Enhancements to international distribution logistics platform e-Business suite Strategic engagement with industry-leading suppliers Technical training for dedicated end-user sales force 4. Secure Networks 5. Globalization 6. Connected Real Estate WESCO Actions WESCO Actions WESCO Actions

Go To Market Strategy Offense-minded, empowering, "play to win" culture Overlay resources (global accounts, government, utility, security) Utilizing the Power of WESCO Leading with proprietary value-added solutions: Geographic expansion Business development Expanding distribution logistics platform Product portfolio augmentation Talent acquisition Technical sales training "Manufacturing Growth" Marketing Strategy supported by: the DATA CENTER COMPASS(tm) Execution Investing for Growth

Success Stories Global Media Conglomerate International Data Center Deployment National Colo Services Provider "One-Stop Shop" Execution Introduced in October 2009 Incumbent could not meet customer's needs International team collaboration Selected as global provider of choice "Aurora" data center consolidation project now underway Currently selling network cabling, racks, cabinets, and PDUs Recent deliveries in U.K, Singapore, and Hong Kong Began engagement in September 2009 Supporting flow of products to serve US and international data centers Currently selling wide variety of network cable, network connectivity, and electrical products e-Business suite for auto replenishment LEAN Value Creation driving value through cost reduction programs

Success Stories Global Software/Hardware Company New Branches Taking Share National Drug Store Chain The Power of "One WESCO" Salt Lake City opened in January, 2010 Began relationship after customer started looking for alternatives to long-time incumbent WESCO's value proposition was so strong that customer made calls to manufacturers to ensure CSC received preferred pricing Currently meeting customer's needs for customized, local inventory for data center rollouts Customer is now investigating WESCO e-Stock service Began relationship in 2006 with 10 store pilot rollout Developed creative kitting, labeling and packaging standard Customer competed 3 national distributors WESCO was awarded all 50 states for new stores, remodels and acquisitions Meeting drug store chain's requirement for cost reduction targets Now selling "One WESCO" solutions for Energy Management Systems

Data Communications and Security Summary Market trends favorable for sustainable growth Aggressive geographic expansion plan well underway Original footprint of 27 branches in 2006 60+ branches by 2012 Strategic plan to follow U.S. based customers abroad Value-added services portfolio Expanding sales headcount to focus on high growth end markets Expanding product line to support customer needs and total solution delivery The Power of ONE WESCO Investing in and delivering growth

Closing Remarks and Q&A John Engel President and Chief Executive Officer

Invest in WESCO Market leader with low business risk profile Proven business model well positioned in large, fragmented market Organic sales growth faster than market Operational excellence culture founded on LEAN Solid ROIC performance and excellent cash conversion results Proven acquirer in a consolidating industry ....strong company, excellent value creation opportunity